Exhibit 10.28

Credit Contract

(Contract No. :  [2016-0170])

Borrower: Chongqing Penglin Food Co. Ltd.

Address: 128 Xinyuan Road, Zhenxi Town, Beiling District, Chongqing City

Legal representative: Zeshu Dai

Lender: Chongqing Dadukou Village & Township Bank

I.	Loan

1.	Type: Liquid capital loan

2.	Purpose: working capital

3.	Currency: RMB.

4.	Amount: ¥6,370,000

5.	Term: long term

6.	Period: 24 months, from September 21, 2018 to September 20, 2020

II.	Loan interest rate, interest calculation and interest settlement

1.	Loan interest rate: Fixed rate, Annual interest rate is 12%.

2.	Penalty interest rate:

If Borrower does not repay the loan on time, penalty interest rate shall be 150% of the loan interest under this contract.

If the loan is used in violation of the purpose of this contract, the penalty interest shall be 200% of the loan interest under this contract.

3.	Loan interest shall be settled monthly on the 20th day of each month.

III.	Guarantee:

1.	The guarantee type for performance of this contract is guarantee and pledge.

Name of Guarantor and Pledge	Contract No.	Guarantee Type
Chongqing Penglin Food Co. Ltd. Chongqing Guang’an Yongpeng Food Co. Ltd. Chongqing Pengmei Supermarket Co. Ltd. Chongqing Mingwen food Co. Ltd.		Guarantee Guarantee Guarantee Guarantee
Chongqing Fu Yong Sheng Food Supermarket Co., Ltd.		Guarantee
Mingwen Wang		Guarantee
Zeshu Dai		Guarantee
Penglin Wang		Guarantee
Yong Wang		Guarantee

IV.	Repayment of Loan Principal

1.	Interest shall be settled and paid monthly on the 20th day of each month.
2.	Principal shall be repaid in the amount of $1,000,000 every 6 moths with the remaining payable on maturity date.

V.	Miscellaneous:

1.	If Party A doesn’t perform or doesn’t fully perform its contractual obligations, it is willing to accept enforcement based on the law.

2.	Any agreement on the amount of credit doesn’t mean lender must give the amount to the borrower. The lender has the right to adjust the amount and the borrower irrevocably agrees and confirms.

3.	This contract comes into effect upon execution by legal representative of each party and stamped by both parties.

Lender: /s/ Chongqing Dadukou Village & Township Bank

Borrower: /s/ Chongqing Penglin Food Co. Ltd.

Execution date: September 20, 2018